UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2019

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry Into a Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Executive Succession Plan Adopted by Board

On May 23, 2019, the board of directors (the “Board”) of Hines Global REIT, Inc. (“Hines Global REIT” or the “Company”) unanimously approved an executive succession plan (the “Succession Plan”) in connection with strategic changes within the global investment management platform of Hines Interests Limited Partnership (“Hines”), the sponsor of Hines Global REIT. Hines informed the Board that it believes that such changes will best position Hines for long-term growth as one of the premier real estate firms in the world, and will enable Hines to continue providing best-in-class investment advisory and management services to the Company and its investors. Pursuant to the Succession Plan, the following leadership transitions have been approved by the Board to take effect on June 30, 2019, and the biographies of individuals transitioning into new roles are set forth below:

•
Chief Financial Officer (“CFO”). Ryan T. Sims will transition his role and responsibilities as CFO of Hines Global REIT to J. Shea Morgenroth, who has served as the Company’s Chief Accounting Officer and Treasurer since November 2011 and prior to that, served as the Company’s Senior Controller since its inception. Mr. Sims is expected to remain as an executive advisor to Hines Global REIT’s management and Board through December 2019 in order to ensure an orderly transition. He also currently intends to serve in certain management positions at other Hines-affiliated entities and funds through December 2019.

•
Chief Accounting Officer (“CAO”) and Treasurer. Mr. Morgenroth will transition his role and responsibilities as CAO and Treasurer to A. Gordon Findlay, who is a Vice President - Controller at Hines and has been involved with managing the accounting, financial reporting and SEC reporting functions since the inception of Hines Global REIT.

•
General Counsel and Secretary. Jason P. Maxwell has been appointed to serve in the newly-created role of General Counsel of the Company, and will also succeed Mr. Sims as the Company’s Secretary. Mr. Maxwell has served as Assistant Secretary and internal legal counsel for the Company since its inception.

The changes and transitions described above are not the result of any disagreement with Hines Global REIT regarding its operations, policies or practices.

Hines Global REIT’s advisor, Hines Global Advisors, LP (the “Advisor”), is an affiliate of Hines and is wholly-owned, indirectly, by, or for the benefit of, Jeffrey C. Hines, and his father, Gerald D. Hines. Hines, the Advisor and their affiliates are parties to various agreements with Hines Global REIT for which they receive compensation. Please see Part III, Item 13 of Hines Global REIT’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019 for a description of these agreements. Except for the agreements described in the Annual Report and standard indemnification agreements entered into or to be entered into between Hines Global REIT and each of the following named individuals, there are no current or proposed transactions between the Company and any of: J. Shea Morgenroth, A. Gordon Findlay or Jason P. Maxwell or any of their immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, and there are no family relationships between any of the aforementioned individuals and any director, officer or person nominated to become a director or officer of the Company. Each of these individuals has entered into or is expected to enter into the same form of indemnification agreement with Hines Global REIT that has been previously approved by the Board for its present officers. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify the officer and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The biographies of each of the individuals appointed to new positions as discussed above follows, including their new titles that will take effect on June 30, 2019:

J. Shea Morgenroth, Chief Financial Officer, Age 44. Mr. Morgenroth joined Hines in October 2003, and is a Senior Vice President - Controller and the CFO of Investment Management at Hines, a position he has held since April 2019. Prior to that, he was a Vice President - Controller for Hines since July 2012. Mr. Morgenroth was also recently appointed to serve as the CFO of the general partner of the Advisor, Hines Global Income Trust, Inc. (“Hines Global Income Trust”) and the general partner of Hines Global Income Trust’s advisor, Hines Global REIT II Advisors LP (“HGRIIALP”), with such appointments to be effective on June 30, 2019. Since November 2011, Mr. Morgenroth has served as the CAO and Treasurer for Hines Global REIT and the general partner of the Advisor. Mr. Morgenroth has served as CAO and Treasurer for Hines Global Income Trust and the general partner of HGRIIALP since July 2013. Mr. Morgenroth also served as CAO and Treasurer of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) and the general partner of its advisor, Hines Advisors Limited Partnership (“HALP”) from November 2011 through the liquidation and dissolution of Hines REIT in August 2018. In these roles, Mr. Morgenroth has been responsible for the oversight of the treasury, accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. Prior to his appointment as CAO and Treasurer for Hines Global REIT, Mr. Morgenroth served as a Senior Controller for Hines Global REIT and the general partner of the Advisor from December 2008 until November 2011 and for Hines REIT and the general partner of HALP from January 2008 until November 2011 and as a Controller for Hines REIT and the general partner of HALP from October 2003 to January 2008. In these roles, he was responsible for the management of the accounting, financial reporting and SEC reporting functions. Prior to joining Hines, Mr. Morgenroth was a manager in the audit practices of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a B.B.A. in Accounting from Texas A&M University and is a Certified Public Accountant.

A. Gordon Findlay, Chief Accounting Officer and Treasurer, Age 44. Mr. Findlay joined Hines in November 2006. Mr. Findlay has served as a Vice President - Controller for Hines since October 2016 and as a Senior Controller for Hines from 2012 until October 2016. In these roles, he has been involved with managing the accounting, financial reporting and SEC reporting functions related to Hines Global REIT, Hines Global Income Trust, and Hines REIT. Mr. Findlay was also recently appointed to serve as CAO and Treasurer of the general partner of the Advisor, Hines Global Income Trust, and the general partner of HGRIIALP, with such appointments to be effective on June 30, 2019. Prior to joining Hines, Mr. Findlay spent six years in the audit practice of Ernst & Young LLP, serving public and private clients in various industries. He holds a B.B.A. in Accounting from University of Houston - Downtown and is a Certified Public Accountant.

Jason P. Maxwell, General Counsel and Secretary, Age 46. Mr. Maxwell joined Hines in June 2006 and was appointed Senior Vice President - Legal and Co-Head of Legal at Hines in May 2019. Prior to that, he was a Vice President - Legal for Hines since September 2016 and is also the General Counsel of HALP, a position he has held since January 2014 (prior to that, he held the title of Corporate Counsel of Hines and HALP from May 2006 through December 2013). In his role at Hines, Mr. Maxwell created and leads the internal legal function for HALP and provides legal services to the Company, Hines Global Income Trust, HMS Income Fund, Inc. (“HMS Income Fund”), a public specialty finance company sponsored by Hines and organized as a business development company, and many of their affiliated entities, as well as serving as Assistant or Corporate Secretary to several of such entities. Mr. Maxwell was recently appointed to serve as the General Counsel and Secretary of the general partner of the Advisor, Hines Global Income Trust, the general partner of HGRIIALP and HMS Income Fund, with such appointments to be effective on June 30, 2019. Since August 2015, he has also served as the Chief Compliance Officer of HMS Income Fund and its registered investment adviser, HMS Adviser LP. Among his other responsibilities, he provides corporate governance and general compliance guidance for the previously mentioned funds’ boards of directors. Prior to joining Hines, Mr. Maxwell was a partner in the law firm of Locke Liddell & Sapp LLP (n/k/a Locke Lord) where he practiced corporate and securities law. He graduated from the University of Miami with a B.B.A. in Finance and holds a J.D. from Georgetown University Law Center. He is a member of the State Bar of Texas.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into between Hines Global REIT, Inc. Incorporated by reference to Exhibit 10.5 to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-156742) filed with the SEC on January 15, 2009.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the Succession Plan and leadership transitions described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which Hines Global REIT operates, management’s beliefs, assumptions made by management and the Succession Plan described in this Current Report on Form 8-K. While Hines Global REIT’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of Hines Global REIT’s management. These risks include, but are not limited to: risks that the proposed changes disrupts or negatively impact Hines Global REIT’s operations and performance; risks that the newly-appointed officers do not perform as expected; and other risks described in the “Risk Factors” section of Hines Global REIT’s Annual Report, as updated by its other filings with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to Hines Global REIT or any person acting on Hines Global REIT’s behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, Hines Global REIT undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

May 24, 2019	By:	/s/ Sherri W. Schugart
Name: Sherri W. Schugart
Title: President and Chief Executive Officer